UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 20, 2021

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713)
207-1111

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
(Exact name of registrant as specified in its charter)

Texas	1-3187	22-3865106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-13265	76-0511406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713)
207-1111

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNP	The New York Stock Exchange Chicago Stock Exchange, Inc.
Depositary Shares for 1/20 of 7.00% Series B Mandatory Convertible Preferred Stock, $0.01 par value	CNP/PB	The New York Stock Exchange
6.95% General Mortgage Bonds due 2033	n/a	The New York Stock Exchange
6.625% Senior Notes due 2037	n/a	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2).
Emerging Growth Company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 22, 2021, CenterPoint Energy, Inc. (the “Company”) announced the following determinations and decisions of the independent directors of the Board of Directors (“Board”) of the Company, which included various actions and recommendations by the Compensation Committee of the Board and the Governance Committee of the Board, as applicable:
(1) the immediate implementation of a new independent leadership and governance structure for the Company following the substantial refreshment of the Company’s Board in recent years, specifically the creation and appointment of the Independent Chair of the Board role, the elimination of the Executive Chairman position, the maintenance of the separation of the roles of Board Chair and Chief Executive Officer at the Company, and the appointment of current independent member of the Board and chair of the Governance Committee of the Board, Mr. Martin H. Nesbitt, to the newly created position of Independent Chair of the Board;
(2) the accelerated departure of Mr. Milton Carroll, Executive Chairman of the Company, from his long-time chairmanship, employee and director roles, and associated arrangements, as more fully described below and in the Company’s announcements – Mr. Carroll’s board, executive and employee position as Executive Chairman terminated as of close of business on July 21, 2021 and he will cease serving as a member of the Board on September 30, 2021; and
(3) taking into account the departure of Mr. Carroll, elimination of the Executive Chair role and immediate implementation of the new independent leadership and governance structure at the Company, and recognizing, among other things and the matters referred to in the Company’s announcements, the importance of retaining Mr. David J. Lesar, President and Chief Executive Officer of the Company, his continuing to lead the Company and having Mr. Lesar hold a more significant amount of equity in the Company to more closely tie his interests to those of the Company’s shareholders, entry into retention incentive arrangements, as more fully described below, with Mr. Lesar – such arrangements are neither part of Mr. Lesar’s regular annual compensation nor being awarded on a regularly recurring basis.
Mr. Carroll’s departure from the Company is not the result of any disagreement he had with the Company on any matter relating to the Company’s operations, policies and practices, including any matters concerning the Company’s controls or any financial or accounting-related matters or disclosures.
On the approval and recommendation of the Compensation Committee and approval of the Board (acting solely through its independent directors), the Company has entered into a separation agreement between the Company and Mr. Carroll (the “Separation Agreement”), dated July 21, 2021. Under the terms of the Separation Agreement, Mr. Carroll is required to exit the position of Executive Chairman on July 21, 2021 and from his position as a Board member by September 30, 2021. He is also required to comply with various restrictive and other covenants, execute a release of claims against the Company and agree to provide transition services, cooperation and other support as may be reasonably requested. Under the terms of the Separation Agreement, Mr. Carroll receives a lump sum cash payment of $28,072,000 and his separation is treated as an “enhanced retirement” for purposes of his outstanding 2019, 2020 and 2021 equity award agreements.
On the approval and recommendation of the Compensation Committee and approval of the Board (acting solely through its independent directors), the Company has entered in a retention incentive agreement with Mr. Lesar (the “Retention Incentive Agreement”), dated July 20, 2021. Under the terms of the Retention Incentive Agreement, Mr. Lesar will receive a total of 1 million shares of common stock of the Company (the “Total Share Award”) as follows: (i) an equity award to be granted in July 2021 consisting of 400,000 restricted stock units or such lesser number as may be required pursuant to the annual individual restricted stock unit award limitation (the “Award Limitation”) under the Company’s Long-term Incentive Plan (the “LTIP”), which will vest in full on December 31, 2022 (the “July 2021 Award”); (ii) an equity award to be granted in February 2022 consisting of the number of restricted stock units equal to the remainder of the Total Share Award not granted under the July 2021 Award or such lesser number as may be required pursuant to the Award Limitation under the LTIP, which will vest in full on December 31, 2023 (the “February 2022 Award”); (iii) an equity award to be granted in February 2023 consisting of the number of restricted stock units equal to the remainder of the Total Share Award not granted in the aggregate under both the July 2021 Award and February 2022 Award or such lesser number as may be required pursuant to the Award Limitation under the LTIP, which will vest in full on December 31, 2023 (the “February 2023 Award”); (iv) in the event the total number of restricted stock units granted under the July 2021 Award, February 2022 Award and February 2023 Award in the aggregate is less than the Total Share Award, in February 2024, a fully vested stock bonus award equal to the remainder of the Total Share Award (the “2024 Bonus Stock Award”); and (v) a cash award (the “Dividend Equivalent Award”) consisting of (a) the right to receive the amount of dividends paid on the number of shares subject to the February 2022 Award for the period between July 20, 2021 and the grant date of such award, with such award to vest and be paid on the same terms as the February 2022 Award, (b) the right to receive the amount of dividends paid on the number of shares subject to the February 2023 Award for the period between July 20, 2021 and the grant date of such award, with such award to vest and be paid on the same terms as the February 2023 Award, and (c) the right to receive the amount of dividends paid on the number of shares subject to the 2024 Bonus Stock Award for the period between July 20, 2021 and the grant date of such award, with such award to vest and be paid on the same terms as the 2024 Bonus Stock Award.
Additionally, the Retention Incentive Agreement provides that, under certain circumstances, in the event Mr. Lesar does not receive any of the foregoing restricted stock unit awards, the Company will pay Mr. Lesar a lump sum cash payment equal to the (i) Total Share Award not yet granted pursuant to one or more of the foregoing restricted stock unit awards and/or the 2024 Bonus Stock Award, if applicable, multiplied by (ii) the Company’s closing stock price on the date of the event giving rise to this payment and, if applicable, any amounts accrued through the date of the event under the Dividend Equivalent Award through the date of the event giving rise to the payment. The Retention Incentive Agreement also provides that upon Mr. Lesar’s termination without “cause” or resignation for “good reason” (as each such term is defined in the new form of award agreement described below), the Company will pay certain office and administrative expenses for Mr. Lesar for five years thereafter.
A copy of the press release announcing the above is attached as Exhibit 99.1 to this Current Report on Form
8-K
and incorporated herein by reference.
On July 20, 2021, the Compensation Committee also approved a new form of award agreement under the LTIP for restricted stock unit awards to be used for retention incentive equity awards described above. Among other things, the new form of award agreement provides that awards granted under this form shall vest in full upon the recipient’s death, “disability”, the termination of the recipient’s employment without “cause” or the recipient’s resignation for “good reason” (as each such term is defined in the form of award agreement).
The Governance Committee of the Board also approved and recommended, and the Board approved (in each case with the incoming Independent Chair of the Board recusing himself) a fee level for the newly created independent chair role of $500,000 in additional director compensation, which would be incremental to regular director fees under the Company’s director compensation program.
The description of the form of award agreement is qualified in its entirety by reference to the full text of the form of restricted stock unit award agreement, which is included as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
    (d)    Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

10.1	Form of Restricted Stock Unit Award Agreement

99.1	Press Release dated July 22, 2021

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: July 22, 2021	By:	/s/ Monica Karuturi
Monica Karuturi
Senior Vice President and General Counsel
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: July 22, 2021	By:	/s/ Monica Karuturi
Monica Karuturi
Senior Vice President and General Counsel
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: July 22, 2021	By:	/s/ Monica Karuturi
Monica Karuturi
Senior Vice President and General Counsel